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Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K of Healthcare Services Group, Inc. (the "Company") for the year ended December 31, 2005 as filed with the Securities and Exchange commission on the date hereof (the "Report"), I, James L. DiStefano, Chief Financial Officer and Treasurer of the of the Company, certify, pursuant to 18U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

         (2) That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /s/ James L. DiStefano
                                                    --------------------------
                                                    James L. DiStefano
                                                    Chief Financial Officer
                                                    February 14, 2006